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Exhibit 99.1 Certification Of Richard T. Flenner, Jr.

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of GLB Bancorp, Inc. ("GLB") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Flenner, Jr., Chief Executive Officer, President and Director of GLB, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:





        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and






        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GLB.

Date: November 8, 2002


                                           By: /s/ Richard T. Flenner, Jr.
                                               ---------------------------
                                               Richard T. Flenner, Jr.,
                                               President, Chief Executive
                                               Officer and Director